Supplement dated November 16, 2012*
Product Name
RiverSource® Variable Universal Life 5 /RiverSource® Variable Universal Life 5-Estate Series	S-6542 A (9/12)

The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus.

The following transaction fee has been updated under the “Fee Tables” section of the prospectus for the above-mentioned products issued by RiverSource Life Insurance Company:

TRANSACTION FEES

Amount Deducted

CHARGE	WHEN CHARGE IS DEDUCTED	VUL 5	VUL 5 – ES
Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $25 – United States. • $35 – International.	• $25 – United States. • $35 – International.

The following information has been added to “Appendix A: Policy Availability by Jurisdiction” of the prospectus for the above-mentioned products issued by RiverSource Life Insurance Company:

Effective Date	Approval by Jurisdiction
November 16, 2012	California

The following information has been added to “Appendix B: Alternate Names for the AdvanceSource Accelerated Benefit Rider for Chronic Illness” of the prospectus for the above-mentioned products issued by RiverSource Life Insurance Company:

Alternate Rider Name	Name is Used in
Accelerated Benefit Rider for Comprehensive Long-Term Care Insurance	California

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6542-1 A (11/12)

*Destroy date: May 1, 2013